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                                                                   EXHIBIT 10.39

                              BANK OF AMERICA, N.A.

                                November 12, 2003

Callaway Golf Company
2180 Rutherford Road
Carlsbad, CA 92008-7328

      Re: Credit Agreement dated as of June 16, 2003 (the "Bi-Lateral Credit Agreement") between Callaway Golf Company (the "Borrower") and Bank of America, N.A. (the "Lender")

Ladies and Gentlemen:

           At the request of the Borrower indicated by its signature below, the Lender acknowledges that its Commitment under the Bi-Lateral Agreement was terminated on November 10, 2003 (prior notice of such request being waived by the Lender) concurrently with the effectiveness of the Credit Agreement dated as of November 10, 2003 among the Borrower, Bank of America, N.A., as Agent, L/C Issuer and Swing Line Lender and the Lenders party thereto.

           Please execute and return a copy of this letter to the undersigned by telefacsimile transmission to (619) 515-7524.

                                                Sincerely yours,

                                                BANK OF AMERICA, N.A.

                                                By   /s/ Susan J. Pepping
                                                   -----------------------------
                                                     Susan J. Pepping
                                                     Senior Vice President

Confirmed and agreed:
CALLAWAY GOLF COMPANY

By:      /s/ Bradley J. Holiday
   -----------------------------------
Name: Bradley J. Holiday
Title:  Sr. Exec. VP, CFO